Exhibit 99.47

MBNA MASTER CREDIT CARD TRUST II

SERIES 2000-F

KEY PERFORMANCE FACTORS
March 31, 2001



Expected B Maturity 6/15/2005


Blended Coupon 5.2398%


Excess Protection Level
3 Month Average   7.07%
March, 2001   8.24%
February, 2001   6.66%
January, 2001   6.33%


Cash Yield20.67%


Investor Charge Offs 4.83%


Base Rate 7.59%


Over 30 Day Delinquency 4.90%


Seller's Interest 7.37%


Total Payment Rate14.60%


Total Principal Balance$56,622,749,044.91


 Investor Participation Amount$882,400,000.00


Seller Participation Amount$4,172,058,483.42